UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

In accordance with the requirements of Item 5.02(b) of Form 8-K, Royal Caribbean Cruises Ltd. (“RCL”) is reporting that John D. Chandris will not be standing for re-election as a director of RCL when his term of office as a director expires at the 2006 Annual Meeting of Shareholders scheduled to be held on May 26, 2006. The number of directors of RCL will thereupon be reduced from 12 to 11 and, effective upon the conclusion of the 2006 Annual Meeting of Shareholders, the by-laws of the Corporation will be amended to reflect that the Board of Directors shall consist of eleven directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	April 24, 2006	By:	/s/ LUIS E. LEON

			Name:	Luis E. Leon
			Title:	Executive Vice President and Chief Financial Officer